Exhibit 10(iii)

                           OSWEGO COUNTY SAVINGS BANK
                                 RABBI TRUST FOR
                      THE EXECUTIVE SUPPLEMENTAL RETIREMENT
                    BENEFIT PLAN, THE DIRECTORS SUPPLEMENTAL
               RETIREMENT BENEFIT PLAN, AND THE VOLUNTARY DEFERRED
                        COMPENSATION PLAN FOR DIRECTORS

                           OSWEGO COUNTY SAVINGS BANK
                                Oswego, New York

                                February 1, 2000

                  Financial Institution Consulting Corporation
                          700 Colonial Road, Suite 260
                            Memphis, Tennessee 38117
                              WATS: 1-800-873-0089
                               FAX: (901) 684-7414
                                 (901) 684-7400

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                           OSWEGO COUNTY SAVINGS BANK
                                 RABBI TRUST FOR
                      THE EXECUTIVE SUPPLEMENTAL RETIREMENT
                    BENEFIT PLAN, THE DIRECTORS SUPPLEMENTAL
               RETIREMENT BENEFIT PLAN, AND THE VOLUNTARY DEFERRED
                        COMPENSATION PLAN FOR DIRECTORS


            This Trust Agreement, effective as of the 1st day of February, 2000, by and between OSWEGO COUNTY SAVINGS BANK, a state chartered stock savings bank, or any successor corporation (hereinafter referred to as "Bank") with its principal place of business in Oswego, New York, and SECURITY FEDERAL SAVINGS BANK, with its principal place of business in the State of Indiana (hereinafter referred to as "Trustee"). Any reference herein to the "Holding Company" shall mean Oswego County Bancorp, Inc and any reference herein to the "Mutual Holding Company" shall mean Oswego County Mutual Holding Co., M.H.C.

                              W I T N E S S E T H:

         WHEREAS, Bank has adopted the Executive Supplemental Retirement Benefit Plan and the Directors Supplemental Retirement Benefit Plan effective as of the 1st day of February, 2000 and the Voluntary Deferred Compensation Plan for Directors effective as of the 1st day of March, 1997 (hereinafter referred to as the "Plans"), and such Plans constitute non-qualified deferred compensation plans.

         WHEREAS, Bank has incurred or expects to incur liability under the terms of the Plans with respect to the individual(s) participating in such Plans;

         WHEREAS, Bank wishes to establish a trust (hereinafter referred to as "Trust") and to contribute to the Trust assets that shall be held therein, subject to the claims of Bank's creditors in the event of Bank's Insolvency, as herein defined, until paid to Plan participants, and their beneficiaries in such manner and at such times as specified in the Plans;

         WHEREAS, it is the intention of the parties that this Trust shall constitute an unfunded arrangement and shall not affect the status of the Plans as unfunded plans, maintained primarily


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for the purpose of providing deferred compensation for a select group of management or highly compensated employees and non-employer directors, for purposes of Title I of the Employee Retirement Income Security Act of 1974, as amended;

         WHEREAS, it is the intention of Bank to make contributions to the Trust to provide itself with a source of funds to assist it in the meeting of its liabilities under the Plans (hereinafter referred to as "Contributions");

         NOW, THEREFORE, the parties do hereby establish the Trust and agree that the Trust shall be comprised, held and disposed of as follows:

                                    SECTION I

                             ESTABLISHMENT OF TRUST

         (a) Bank hereby deposits with Trustee in trust, assets which shall become the principal of the Trust to be held, administered and disposed of by Trustee as provided in this Trust Agreement.

         (b)      The Trust hereby established shall be irrevocable.
         (c) The Trust is intended to be a grantor trust, of which Bank is the grantor, within the meaning of subpart E, part I, subchapter J, chapter 1, subtitle A of the Internal Revenue Code of 1986, as amended, and shall be construed accordingly.
         (d) The principal of the Trust, and any earnings thereon shall be held separate and apart from other funds of Bank and shall be used exclusively for the uses and purposes of the Plan participants and general creditors as herein set forth. Plan participants and their beneficiaries shall have no preferred claim on, or any beneficial ownership interest in, any assets of the Trust. Any rights created under the Plans and this Trust Agreement shall be mere unsecured contractual rights of Plan participants and their beneficiaries against Bank. Any assets held by the

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                  Trust will be subject to the claims of Bank's general
                  creditors under federal and state law in the event of Insolvency, as defined in Section III(a) herein.

         (e) The Trustee shall be accountable for all property and Contributions received, but the Trustee shall have no duty to see that the Contributions received are sufficient to provide for the retirement, disability, or death benefits, nor shall the Trustee be obligated to enforce or collect any Contribution from the Bank. Notwithstanding the foregoing, in the event of a Change in Control (as defined in Article XIII), the Trustee shall have the right to monitor, enforce and/or collect any Contributions due and owing from the Bank or to give notice of any default in making Contributions to any person.
         (f) Within 75 (seventy-five) days following the end of each calendar year, Bank shall, if necessary, be required to irrevocably deposit additional cash or other property to the Trust in an amount sufficient to pay each Plan participant or beneficiary the benefits payable pursuant to the terms of the Plan as of the close of such calendar year(s).
         (g) Upon (i) a Change in Control, (ii) the death of a Plan participant, or (iii) termination of employment with respect to a Plan participant, following a Change in Control (as defined in each Plan), Bank shall as soon as possible, but in no event longer than seventy-five (75) days following such event, make an additional irrevocable contribution to the Trust in an amount that is sufficient to pay each Plan participant or beneficiary the benefits to which such Plan participants or his/her beneficiaries would be entitled pursuant to the terms of the Plans as of the date such event occurred.


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                                   SECTION II

              PAYMENTS TO PLAN PARTICIPANTS AND THEIR BENEFICIARIES

(a) Bank shall deliver to Trustee a schedule (the "Payment Schedule") that indicates the amounts payable in respect of each Plan participant (and his or her beneficiaries), that provides a formula or other instructions acceptable to Trustee for determining the amounts so payable, the form in which such amount is to be paid (as provided for or available under the Plans), and the time of commencement for payment of such amounts. Except as otherwise provided herein, Trustee shall make payments to the Plan participants and their beneficiaries in accordance with such Payment Schedule. The Trustee shall, in accordance with the written instructions of the Bank, or in the event of a Change in Control of the Bank, the written instructions of the Benefits Determiner (as defined in Article XIII), withhold and report any federal, state or local taxes that may be required to be withheld and reported with respect to the payment of benefits pursuant to the terms of the Plans and shall pay amounts withheld to the appropriate taxing authorities. In addition, the Trustee shall be authorized to pay any federal, state or local taxes to any governmental body that presents a tax deficiency notice to the Trustee with respect to income or assets of the Trust. The Bank shall deliver to the Trustee each year a schedule which specifies the amount of taxes to be withheld, if any, with respect to benefit payments to be made hereunder. Trustee shall be entitled to rely conclusively on the written instructions of Bank, or in the event of a Change in Control, the Benefits Determiner, as to all tax reporting and withholding requirements.

(b) The entitlement of a Plan participant or his or her beneficiaries to benefits under the Plan shall be determined by Bank or such party (other than the Trustee) as it shall designate under the Plans, and any claim for such benefits shall be considered and reviewed under the procedures set out in the Plans.


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(c)      Bank may make payment of benefits directly to Plan participants or their beneficiaries as they become due under the terms of the Plans. Bank shall notify Trustee of its decision to make payment of benefits directly, prior to the time amounts are payable to participants or their beneficiaries. In addition, if the principal of the Trust, and any earnings thereon, are not sufficient to make payments of benefits in accordance with the terms of the Plans, Bank shall make the balance of each such payment as it falls due. Trustee shall notify Bank if and when such principal and earnings are not sufficient to discharge obligations currently due under the Payment Schedule and shall have no further obligation hereunder to anyone interested in the Trust.
(d) In the event of a Change in Control, Trustee shall rely on the written direction of the Benefits Determiner who shall confirm the accuracy of the Payment Schedule or who shall deliver to Trustee a new Payment Schedule upon which Trustee may rely.

                                   SECTION III

                  TRUSTEE RESPONSIBILITY REGARDING PAYMENTS TO

                    TRUST BENEFICIARY WHEN BANK IS INSOLVENT

(a) Trustee shall cease payment of benefits to Plan participants and their beneficiaries if the Bank is Insolvent. Bank shall be considered "Insolvent" for purposes of this Trust Agreement if (i) Bank states to it in writing that it is unable to pay its debts as they become due, or
         (ii) Bank is subject to a pending proceeding as a debtor under the United States Bankruptcy Code.

(b)      At all times during the continuance of this Trust, as provided in
         Section I(d) hereof, the principal and income of the Trust shall be subject to claims of general creditors of Bank under federal and state law as set forth below.


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                  (1)      The Board of Directors and the Chief Executive
                           Officer of Bank shall have the duty to inform Trustee in writing of Bank's Insolvency. If a person claiming to be a creditor of Bank alleges in writing to Trustee that Bank has become Insolvent, Trustee shall determine whether Bank is Insolvent and, pending such determination, Trustee shall discontinue payment of benefits to Plan participants or their beneficiaries.
                  (2) Unless Trustee has actual knowledge of Bank's Insolvency, or has received notice from Bank or a person claiming to be a creditor alleging that Bank is Insolvent, Trustee shall have no duty to inquire whether Bank is Insolvent. Trustee may in all events rely on such evidence concerning Bank's solvency as may be furnished to Trustee and that provides Trustee with a reasonable basis for making a determination concerning Bank's solvency. Trustee shall have no liability for any payments to Plan participants or their beneficiaries after the occurrence of an Insolvency but prior to its actual knowledge thereof.
                  (3) If at any time Trustee has determined that Bank is Insolvent, Trustee shall discontinue payments to Plan participants or their beneficiaries and shall hold the assets of the Trust for the benefit of Bank's general creditors. Nothing in this Trust Agreement shall in any way diminish any rights of Plan participants or their beneficiaries to pursue their rights as general creditors of Bank with respect to benefits due under the Plan or otherwise.
                  (4) Trustee shall resume the payment of benefits to Plan participants or their beneficiaries in accordance with Section II of this Trust Agreement only after Trustee has determined that Bank is not (or is no longer) Insolvent.
         (c) Provided that there are sufficient assets, if Trustee discontinues the payment of benefits from the Trust pursuant to Section III(b) hereof and subsequently resumes such payments, the first payment following such discontinuance shall include the aggregate amount of all payments due to Plan participants or their beneficiaries under the terms of the Plans for the period of such discontinuance, less the aggregate amount of any payments made to Plan participants or their


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                  beneficiaries by Bank in lieu of the payments provided for hereunder during any such period of discontinuance.

                                   SECTION IV

                                PAYMENTS TO BANK

         Except as provided in Sections III or XII hereof, Bank shall have no right or power to direct Trustee to return to Bank or to divert to others any of the Trust assets before all payment of benefits have been made to Plan participants and their beneficiaries pursuant to the terms of the Plan.

                                    SECTION V

                                TRUSTEE'S POWERS

         (a) All rights associated with assets of the Trust shall be exercised by Bank or Trustee, and shall in no event be exercisable by or rest with Plan participants. Bank shall have the right at anytime, and from time to time in its sole discretion, to substitute assets, acceptable to the Trustee, of equal fair market value for any asset held by the Trust. This right is exercisable by the Bank in a non-fiduciary capacity without the approval or consent of any person in a fiduciary capacity.

         (b) Subject to the foregoing, Trustee shall have the following powers and authority in the administration of the assets of the Trust, in addition to those vested in it elsewhere in this Trust Agreement or by law:

                  (i) Subject to investment guidelines issued by Bank, to invest and reinvest the assets of the Trust, without distinction between principal and income, in


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                           any kind of property, real, personal or mixed,
                           tangible or intangible, and in any kind of investment, security or obligation suitable for the investment of Trust assets, including federal, state and municipal tax-free obligations and other tax-free investment vehicles, insurance policies and annuity contracts, and any common trust fund, group trust, pooled fund, or other commingled investment fund maintained by the Trustee or any other Bank or entity for trust investment purposes in which the Trust is eligible to invest and the provisions governing such fund shall be part of the Trust Agreement as though fully restated herein;
                  (ii) To purchase, and maintain as owner, a life insurance policy or policies with respect to participants; provided, however, that the Trustee shall not be required to purchase or take any action under a life insurance policy or policies with respect to participants unless directed to do so by the Bank, which shall designate the face amount of said policy or policies, the terms of the policy or policies and the insurance company.
                  (iii) To sell for cash or on credit, to grant options, convert, redeem, exchange for other securities or other property, or otherwise to dispose of, any security or other property at any time held except that the Trustee shall have no right or obligation to take any action with respect to any insurance contract or policy unless so directed by the Bank, or in the event of a Change in Control, by the Benefits Determiner;
                  (iv) At the direction of the Bank, to settle, compromise or submit to arbitration, any claims, debts or damages, due or owning to or from the Trust, to commence or defend suits or legal proceedings and to represent the Trust in all suits or legal proceedings provided, however, the Trustee shall not be expected or required to undertake any of the foregoing unless there are sufficient assets in the Trust with which to do so, or the Trustee has received assurances by a party to this Trust, satisfactory to the Trustee, of the payment or reimbursement of the expenses connected therewith;


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                  (v)      To exercise any conversion privilege (other than
                           conversion privileges with respect to any insurance policy, which shall be exercised only upon direction of the Bank, or in the event of a Change in Control, by the Benefits Determiner) and/or subscription right available in connection with securities or other property at any time held, to oppose or to consent to the reorganization, consolidation, merger or readjustment of the finances of any corporation, bank or association or to the sale, mortgage, pledge or lease of the property of any corporation, bank or association any of the securities of which may at any time be held and to do any act with reference thereto, including the exercise of options, the making of agreement or subscription, which may be deemed necessary or advisable in connection therewith, and to hold and retain any securities or other properties so acquired;
                  (vi) To hold cash uninvested for a reasonable period of time under the circumstances without liability for interest, pending investment thereof or the payment of expenses or making distributions therewith;
                  (vii) To form corporations and to create trusts to hold title to any securities or other property, all upon such terms and conditions as may be deemed advisable;
                  (viii) To employ suitable agents and counsel and to pay their reasonable expenses and compensation;
                  (ix) To register any securities held hereunder in the name of the Trustee or in the name of a nominee with or without the addition of words indicating that such securities are held in a fiduciary capacity and to hold any securities in bearer form and to combine certificates representing such securities with certificates of the same issue held by Trustee in other fiduciary or representative capacities, or to deposit securities in any qualified central depository where such securities may be held in bulk


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                           in the name of the nominee of such depository with
                           securities deposited by other depositors, or deposit securities issued by the United States Government, or any agency or instrumentalities thereof, with a Federal Reserve Bank;

                  (x) To make, execute and deliver, as trustee, any and all conveyances, contracts, waivers, releases or other instruments in writing necessary or proper for the accomplishment of any of the foregoing powers;
                  (xi) To have any and all other powers or authority, under the laws of the state in which the Trustee's principal executive offices are located, relevant to performance in the capacity as Trustee; and
                  (xii) To settle, compromise or submit to arbitration, any claims, debts or damages, due or owing to or from the Trust, to commence or defend suits or legal proceedings and to represent the Trust in all suits or legal proceedings; provided, however, the Trustee shall not be expected or required to undertake any of the foregoing unless there are sufficient assets in the Trust with which to do so, or the Trustee has received assurances by a party to this Trust, satisfactory to the Trustee, of the payment or reimbursement of the expenses connected therewith.

                                   SECTION VI

                              DISPOSITION OF INCOME

         During the term of this Trust, all income received by the Trust, net of distributions, expenses and taxes, shall be accumulated and reinvested.


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                                   SECTION VII

                              ACCOUNTING BY TRUSTEE

         Trustee shall keep accurate and detailed records of all investments, receipts, disbursements, and all other transactions required to be made, including such specific records as shall be agreed upon in writing between Bank and Trustee. Within ninety (90) days following the close of each calendar year and within sixty (60) days after the removal or resignation of Trustee, Trustee shall deliver to Bank a written account of its administration of the Trust during such year or during the period from the close of the last preceding year to the date of such removal or resignation, setting forth all investments, receipts, disbursements and other transactions effected by it, including a description of all securities and investments purchased and sold with the cost or net proceeds of such purchases or sales (accrued interest paid or receivable being shown separately), and showing all cash, securities and other property held in the Trust at the end of such year or as of the date of such removal or resignation, as the case may be.

                                  SECTION VIII

                            RESPONSIBILITY OF TRUSTEE

         (a) Trustee shall act with the care, skill, prudence and diligence under the circumstances then prevailing that a prudent person acting in like capacity and familiar with such matters would use in the conduct of an enterprise of a like character and with like aims, provided, however, that Trustee shall incur no liability to any person for any action taken pursuant to a direction, request or approval given by Bank which is contemplated by, and in conformity with, the terms of the Plans or this Trust and is given in writing by Bank. In the event of a dispute between Bank and a party, Trustee may apply at the expense of the Trust


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                  to a court of competent jurisdiction located in the State of
                  Indiana to resolve the dispute.
         (b) If Trustee undertakes or defends any litigation arising in connection with this Trust, except where it is finally determined by a court of competent jurisdiction that the Trustee breached its duties under this Agreement, Bank agrees to indemnify Trustee against Trustee's costs, expenses and liabilities (including, without limitation, attorneys' fees and expenses) relating thereto and to be primarily liable for such payments. If Bank does not pay such costs, expenses and liabilities in a reasonably timely manner, Trustee may obtain payment from the Trust.
         (c) Trustee may consult with legal counsel (who may also be counsel for Bank generally) with respect to any of its duties or obligations hereunder and charge their fees to the Trust if they are not paid in a timely manner by Bank.
         (d) Trustee may hire agents, accountants, actuaries, investment advisors, financial consultants or other professionals to assist it in performing any of its duties or obligations hereunder.
         (e) Trustee shall have, without exclusion, all powers conferred on trustees by applicable law, unless expressly provided otherwise herein, provided, however, that if an insurance policy is acquired or held at the direction of Bank as an asset of the Trust, Trustee shall have no power to name a beneficiary of the policy other than the Trust, to assign the policy other than to a successor trustee, or to loan to any person (including Bank) the proceeds of any borrowing against such policy.
         (f) Notwithstanding any powers granted to Trustee pursuant to this Trust Agreement or to applicable law, Trustee shall not have any power that could give this Trust the objective of carrying on a business and dividing the gains therefrom, within the meaning of section 301.7701-2 of the Procedure and Administrative Regulations promulgated pursuant to the Internal Revenue Code.


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         (g)      Trustee shall be entitled to conclusively rely upon any
                  written notice, direction, instruction, certificate or other communication believed by it to be genuine and to be signed by the proper person or persons.
         (h) Nothing contained in this Trust Agreement shall require Trustee to risk or expend its own funds in the performance of its duties hereunder. In the acceptance and performance of its duties hereunder, Trustee acts solely as trustee of the Trust and not in its individual capacity, and all persons, other than Bank, having any claim against Trustee related to this Trust Agreement or the actions or agreements of Trustee contemplated hereby shall look solely to the Trust for the payment or satisfaction thereof, except to the extent that Trustee has engaged in willful misconduct or gross negligence, or Trustee has willfully breached its obligation under this Trust Agreement.
         (i) Trustee shall not be responsible for determining whether a Change in Control (as hereinafter defined) has occurred. Bank will notify Trustee of the occurrence of a Change in Control, and Trustee shall be entitled to rely conclusively upon such notification for all purposes of a Change in Control hereunder without any liability or further duty with respect thereto.
         (j) Any amendment or amendments that are or may be made to the Plan(s) shall not increase the Trustee's duties hereunder without the express written consent of the Trustee.

                                   SECTION IX

                      COMPENSATION AND EXPENSES OF TRUSTEE

         Bank shall pay all administrative and Trustee's fees and expenses. If not paid by Bank, the fees and expenses shall be paid from the Trust.


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                                    SECTION X

                       RESIGNATION AND REMOVAL OF TRUSTEE

         (a) Trustee may resign at any time by written notice to Bank, which shall be effective sixty (60) days after receipt of such notice unless Bank and Trustee agree otherwise, whether or not a successor has been appointed and qualifies. Trustee shall pay or deliver property to the successor trustee or Bank (in further trust, pending the appointment of a successor) as the case may be, at the end of such period.
         (b) Trustee may be removed by Bank on sixty (60) days notice to Trustee or upon shorter notice accepted by Trustee. A successor trustee may be removed by Bank on ninety (90) days notice to such successor trustee or upon shorter notice accepted by the successor trustee.
         (c) If, at the time of a Change in Control (as defined herein), the trustee is, other than serving as trustee hereunder, an independent party with respect to the Bank, Trustee may not be removed by Bank for two (2) years following the date of such Change in Control. Such trustee also may not be removed by Bank in anticipation of a Change in Control.
         (d) If Trustee resigns at any time following a Change in Control, or if Trustee is removed by Bank at any time following the expiration of the two (2) year period (as described in Subpart
                  (c) above) following a Change in Control, the President of the Bank, as in existence immediately prior to a Change in Control, or in the event such person is deceased, the Benefits Determiner, shall select a successor trustee in accordance with the provisions of XI(a) hereof and such selection shall be made on or before the effective date of Trustee's resignation or removal. In all other instances of resignation or removal, Bank shall select a successor trustee in


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                  accordance with the provisions of XI(a) hereof, with such
                  selection being made on or before the effective date of Trustee's resignation or removal.
         (e) Upon resignation or removal of Trustee and appointment of a successor trustee, all assets shall subsequently be promptly transferred to the successor trustee, in accordance with sub-section (a) hereof.
         (f)      If Trustee resigns or is removed under paragraph (a), (b), or
                  (d) of this Section X, a successor shall be appointed in accordance with Section XI hereof, with such selection being made on or before the effective date of resignation or removal. If no such appointment has been made, Bank or Trustee (as applicable) may apply to a court of competent jurisdiction for appointment of a successor or for instructions. Should the Trustee be required to apply to a court of competent jurisdiction for such purpose, all expenses of Trustee in connection with the proceeding shall be allowed as administrative expenses of the Trust.

                                   SECTION XI

                            APPOINTMENT OF SUCCESSOR

         (a)      If Trustee resigns or is removed pursuant to the provisions of
                  Section X hereof, Bank may appoint any third party, such as a Bank trust department or other party that may be granted corporate trustee powers under state law, to serve as successor trustee hereunder. The appointment of a successor trustee shall be effective when accepted in writing by the new trustee. The new trustee shall have all of the rights and powers of the former trustee, including ownership rights in the Trust assets. The former trustee shall execute any instrument necessary or reasonably requested by the successor trustee to evidence the transfer.
         (b) The successor trustee need not examine the records and acts of any prior Trustee and may retain or dispose of existing Trust assets, subject to Sections VII and VIII hereof. The successor trustee shall not be responsible for and Bank shall


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                  indemnify and defend the successor trustee from any claim or liability resulting from any action or inaction of any prior trustee or from any other past event, or any condition existing at the time it becomes successor trustee.

                                   SECTION XII

                            AMENDMENT OR TERMINATION

         (a) This Trust Agreement may be amended by a written instrument executed by Trustee and Bank. Notwithstanding the foregoing, no such amendment shall conflict with the terms of the Plan or shall make the Trust revocable.
         (b) The Trust shall not terminate until Plan participants and their beneficiaries are no longer entitled to any benefits pursuant to the terms of the Plans. Upon termination of the Trust any assets remaining in the Trust shall be returned to Bank. Notwithstanding the foregoing, if at any time prior to the termination of the Trust pursuant to the provisions set forth herein, the Trust has distributed its entire corpus, the Trust shall terminate unless within sixty (60) days of notification to the Bank by Trustee that all assets of the Trust have been distributed, the Bank makes additional contributions to the Trust for purposes of paying the benefits set forth herein.
         (c) Upon written approval of Plan participants or beneficiaries entitled to payment of benefits pursuant to the terms of the Plans, Bank may terminate this Trust prior to the time all benefit payments under the Plans have been made. All assets in the Trust at termination shall, after payment of all amounts due to Trustee and all fees, taxes, expenses chargeable to the Trust, be returned to Bank.
         (d) Section(s) I (one), II (two), V (five), IX (nine) and XI (eleven) of this Trust Agreement may not be amended by Bank
                  (i) in anticipation of or (ii) for two (2) years following a Change of Control, as defined herein.


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                                  SECTION XIII

                                  MISCELLANEOUS

         (a) Any provision of this Trust Agreement prohibited by law shall be ineffective to the extent of any such prohibition, without invalidating the remaining provisions hereof.

         (b) Benefits payable to Plan participants and their beneficiaries under this Trust Agreement may not be anticipated, assigned (either at law or in equity), alienated, pledged, encumbered or subjected to attachment, garnishment, levy, execution or other legal or equitable process.

         (c) This Trust Agreement shall be governed by and construed in accordance with the laws of the State of Indiana. Nothing in this Trust Agreement shall be construed to subject the Trust to the Employee Retirement Income Security Act of 1974, as amended.

         (d) For purposes of this Trust, "Change in Control" shall mean and include the following with respect to the Mutual Holding Company, the Bank, or the Holding Company:

                  (i) a reorganization, merger, merger conversion, consolidation or sale of all or substantially all of the assets of the Bank, the Mutual Holding Company or the Holding Company, or a similar transaction in which the Bank, the Mutual Holding Company or the Holding Company is not the resulting entity;

                  (ii) individuals who constitute the board of directors of the Bank, the Mutual Holding Company or the Holding Company on the date hereof (the "Incumbent Board") cease for any reason to constitute at least a majority thereof, provided that any person becoming a director subsequent to the date hereof whose election was approved by a vote of at least three-quarters of the directors comprising the Incumbent Board, or whose nomination for election was approved by the Holding Company's nominating committee which is comprised of members of the Incumbent Board, shall be, for purposes of this clause (ii) considered as though he were a member of the Incumbent Board.

                  Notwithstanding the foregoing, a "Change in Control" of the Bank or the Holding Company shall not be deemed to have occurred if the Mutual Holding Company ceases to own at least 51% of all outstanding shares of stock of the Holding Company in connection with a liquidation of the Mutual Holding Company into the Holding Company or a conversion of the Mutual Holding Company from mutual to stock form.

                  In addition, a Change in Control shall mean and include the following with respect to the Bank or the Holding Company in the event that the Mutual Holding Company converts to stock form or in the event that the Holding Company issues shares of its common stock to stockholders other than the Mutual Holding
                  Company:

                  (i) a change in control of a nature that would be required to be reported in response to Item 1(a) of the current report on Form 8-K, as in effect on the date hereof, pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 (hereinafter the "Exchange Act"); or

                  (ii) an acquisition of "control" as defined in the Bank Holding Company Act and applicable regulations thereunder ("BHCA"), as determined by the Board of Directors of the Bank or the Holding Company; or

                  (iii)    at such time as:

                           (A) any "person" (as the term is used in Sections 13(d) and 14(d) of the Exchange
                                    Act) or "group acting in concert" is or
                                    becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange

                                    Act), directly or indirectly, of securities of the Bank representing Twenty Percent (20%) or more of the combined voting power of the Bank's or Holding Company's outstanding securities ordinarily having the right to vote at the elections of directors, except for any stock purchased by the Bank's Employee Stock Ownership Plan and/or the trust under such plan; or
                           (B) a proxy statement is issued soliciting proxies from the stockholders of the Holding Company by someone other than the current management of the Holding Company, seeking stockholder approval of a plan of reorganization, merger, or consolidation of the Holding Company with one or more corporations as a result of which the outstanding shares of the class of the Holding Company's securities are exchanged for or converted into cash or property or securities not issued by the Holding Company.

                  The term "person" includes an individual, a group acting in concert, a corporation, a partnership, an association, a joint venture, a pool, a joint stock company, a trust, an unincorporated organization or similar company, a syndicate or any other group formed for the purpose of acquiring, holding or disposing of securities. The term "acquire" means obtaining ownership, control, power to vote or sole power of disposition of stock, directly or indirectly or through one or more transactions or subsidiaries, through purchase, assignment, transfer, exchange, succession or other means, including (1) an increase in percentage ownership resulting from a redemption, repurchase, reverse stock split or a similar transaction involving other securities of the same class; and
                  (2) the acquisition of stock by a group of persons and/or companies acting in concert which shall be deemed to occur upon the formation of such group, provided that an investment advisor shall not be deemed to acquire the voting stock of its advisee if the advisor (a) votes the stock only upon instruction from the beneficial owner and (b) does not provide the beneficial owner with advice concerning the voting of such stock. The term "security" includes nontransferable subscription rights issued pursuant to a plan of conversion, as well as a "security," as defined in 15 U.S.C. ss. 78c(2)(1); and the term "acting in concert" means (1) knowing participation in a joint activity or interdependent conscious parallel action towards a common goal whether or not pursuant to an express agreement, or (2) a combination or pooling of voting or other interests in the securities of an issuer for a common purpose pursuant to any contract, understanding, relationship, agreement or other arrangement, whether written or otherwise. Further, acting in concert with any person or company shall also be deemed to be acting in concert with any person or company that is acting in concert with such other person or company.

                  Notwithstanding the above definitions, the boards of directors of the Bank or the Holding Company, in their absolute discretion, may make a finding that a Change in Control of the Bank or the Holding Company has taken place without the occurrence of any or all of the events enumerated above.

         (e) The Bank shall be required to notify the Trustee of a Change in Control or imminent Change in Control (for these purposes, a Change in Control shall be imminent if it shall occur within sixty (60) days from the date of said notice). The Trustee shall not be charged with actual knowledge of a Change in Control until it has received notice, in writing, of such Change in Control or imminent Change in Control.

         (f) Every direction or notice authorized hereunder shall be deemed delivered to the Bank or the Trustee as the case may be:

                            (i) on the date it is personally delivered tothe Bank or the Trustee at its respective principal executive offices, or

                           (ii) three (3) business days after it is sent by registered or certified mail, postage prepaid, addressed to the Bank, the Trustee or the benefits determiner at such principal executive offices.

         (g) The Trustee shall be fully protected in relying upon a certification of an authorized representative of the Bank with respect to any instruction, direction or approval of the Bank required or permitted hereunder, and protected also in relying upon the certification until a subsequent certification is filed with the Trustee. The Trustee shall be fully protected in acting upon any instrument, certificate, or paper believed by it to be genuine and to be signed or presented by the proper person or persons, and the Trustee shall be under no duty to make any investigation or inquiry as to any statement contained in any such writing, but may accept the same as conclusive evidence of the trust and accuracy contained therein.
         (h) The Bank has appointed Financial Institution Consulting Corporation as the "Benefits Determiner" to determine the manner and amount of payments to be made to the participant and/or the beneficiary under the Agreement in the event of any dispute. In the event that the Benefits Determiner fails to act or resigns, a successor benefits determiner shall be:

                  (i) selected by the Bank, if no Change in Control has occurred at the Bank, or,

                  (ii) selected jointly by the participant (or beneficiary, if the participant is deceased) and the Trustee, if a Change in Control has occurred at the Bank.

         (i) Communications under this Trust Agreement shall be in writing and shall be sent to the following addresses:

                  Trustee: Security Federal Savings Bank
                                    314 Fourth Street
                                    Logansport, Indiana 46947-3183

                  Attention:        Trust Department
                  Telecopier:       (219) 722-3760


                  Bank:             Oswego County Savings Bank
                                    44E. Bridge Street
                                    Oswego, New York 13126-2179

                  Attention:        Gregory Kreis, President & CEO
                  Telecopier:       (315) 343-2481

         (j) This Trust Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all of which shall together constitute only one agreement.

         IN WITNESS WHEREOF, this instrument has been executed as of the day and year first above written.

ATTEST:                                     OSWEGO COUNTY SAVINGS BANK


/s/ Mary E. Lilly                           By: /s/ Bruce P. Frassinelli
--------------------------                     -------------------------
Secretary                                   Title:   Chair, Personnel and
                                                     Compensation Committee
                                                     OCSB Board of Directors

ATTEST:                                     SECURITY FEDERAL SAVINGS BANK


/s/ Maureen E. Prentice                     By:/s/ Suzanne Chilcott
--------------------------                     -------------------------
Secretary                                   Title:   Vice President & Sr. Trust
                                                     Officer